
                                LETTER OF TRANSMITTAL

                        GREAT AMERICAN COMMUNICATIONS COMPANY

                              Offer for all Outstanding

                   9 % Series A Senior Subordinated Notes Due 2004

                                   In Exchange for

                   9 % Series B Senior Subordinated Notes Due 2004

                   Pursuant to the Prospectus, dated June ___, 1994


                   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. EASTERN TIME, ON JUNE ____,
            1994
                 UNLESS EXTENDED  (THE "EXPIRATION DATE").  TENDERS MAY BE WITHDRAWN PRIOR
            TO 5:00 P.M.,
                                    EASTERN TIME, ON THE EXPIRATION DATE.


                         To:  Securities Transfer Company, the Exchange Agent

                   By Registered or Certified Mail, by Hand or by Overnight Courier:
                                        One East Fourth Street
                                              Suite 1201
                                        Cincinnati, Ohio 45202

                                             By Facsimile:

                                   (513) 287-8270 or (513) 621-1583

                                         Confirm by Telephone:

                                   (513) 579-2414 or (800) 368-3417


     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated June ____, 1994 (the "Prospec-tus"), of Great America Communications Company, a Florida corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange as aggregate principal amount of up to $200,000,000 of 9 % Series B Senior Subordi-nated Notes Due 2004 (the "Series B Notes") of the Company for a like principal amount of the issued and outstanding 9 % Series A Senior Subordinated Notes Due 2004 (the "Series A Notes") of the Company from the holders thereof.

     The Series B Notes will bear interest from February 18, 1994, the date of original issuance of the Series A Notes. Holders whose Series A Notes are accepted for exchange will be deemed to have forfeited the right to receive any payment in respect of principal and accrued interest on the Series A Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Series A Notes of any extension by oral or written notice prior to 9:00 A.M., Eastern Time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Series A Notes either if certificates are to be forwarded herewith or if a tender of certificates for Series A Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Holders of Series A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Series A Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not consti-tute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List  below the Series A Notes to which this Letter relates.
   If the space provided below is inadequate, the certificate numbers and principal amount of Series A Notes should be listed on a separate signed schedule affixed hereto.


           DESCRIPTION OF SERIES A NOTES      1         2          3
           Name(s) and Address(s) of Reg-            Aggre-    Principal
           istered                          Certifi- gate      Amount
           Holder(s)                        cate     Princi-   Tendered**
                                            Num-     pal
           (Please fill in, if blank)       ber(s)*  Amount
                                                     of
                                                     Series A
                                                     Note(s)



                                            Total

           *Need not be completed if Series A Notes are being tendered by book-entry transfer.

           **Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Series A Notes represented by the Series A Notes indi-cated in column 2. See Instruction 2.

                                        - 4 -

               CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY
               BOOK-ENTRY TRANSFER  MADE TO  THE ACCOUNT MAINTAINED  BY THE
               EXCHANGE  AGENT WITH  THE  BOOK-ENTRY TRANSFER  FACILITY AND
               COMPLETE THE FOLLOWING:

               Name of Tendering Institution ________________________________________________


               Account Number_________________________           Transaction Code Number___________________

          ___  CHECK  HERE IF TENDERED  SERIES A NOTES  ARE BEING DELIVERED
               PURSUANT TO A NOTICE  OF GUARANTEED DELIVERY PREVIOUSLY SENT
               TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

               Name(s) of Registered Holder(s) __________________________________________


               Window Ticket Number (if any)   __________________________________________


               Date of Execution of Notice of Guaranteed Delivery _______________________


               Name of Institution which guaranteed delivery ____________________________


               If Delivered by Book-Entry Transfer, Complete the following:

               Account Number ________________________           Transaction Code Number___________________

          ___  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
               ADDITIONAL COPIES OF  THE PROSPECTUS  AND 10  COPIES OF  ANY
               AMENDMENTS OR SUPPLEMENTS THERETO.

               Name:     ________________________________________________________________


               Address:  ________________________________________________________________


                         ________________________________________________________________



   If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Notes. If the under-signed is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a pro-spectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

   Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Series A Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Series A Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Series A Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Series B Notes acquired in ex-change for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Series B Notes, whether or not such person is the undersigned, that neither the holder of such Series A Notes nor any such other person has an arrangement or under-standing with any person to participate in the distribution of such Series B Notes and that neither the holder of such Series A Notes nor any such other person is an "affiliate," as de-fined in Rule 405 under the Securities Act, of the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Series A Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the succes-sors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Series B Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not ex-changed) in the name of the undersigned or, in the case of a book-entry delivery of Series A Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Series B Notes (and, if applicable, substitute certifi-cates representing Series A Notes for any Series A Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Series A Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION
   OF  SERIES A  NOTES" ABOVE  AND SIGNING  THIS LETTER,  WILL BE
   DEEMED TO HAVE  TENDERED THE  SERIES A NOTES  AS SET FORTH  IN
   SUCH BOX ABOVE.


                                   PLEASE SIGN HERE
                      (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (Complete Accompanying Substitute Form W-9 on reverse side)

               Dated: ___________________________________________ , 1994

                    X ___________________________________________                   Date: _______________________ , 1994

                    X ___________________________________________                   Date: _______________________ , 1994
                    Signature(s) of Owner

               Area Code and Telephone Number _________________________________________

               If a holder  is tendering  any Series A  Notes, this  Letter must be signed by the registered holder(s)
               as the name(s) appear(s) on the certificate(s) for the Series A Notes or by any person(s) authorized to become  registered  holder(s)  by  endorsements  and  documents transmitted herewith.  If signature is by a trustee, executor, administrator,  guardian, officer or other person acting in a fiduciary or
               representative  capacity, please  set  forth full  title.   See Instruction 3.

               Name(s): ________________________________________________________________________________________________

               _________________________________________________________________________________________________________
                                                   (Please Type or Print)

               Capacity: _______________________________________________________________________________________________

               Address:  _______________________________________________________________________________________________

               _________________________________________________________________________________________________________
                                                     (Including Zip Code)

                                 SIGNATURE GUARANTEE
                            (If required by Instruction 3)

               Signature(s) Guaranteed by
               an Eligible Institution:   ______________________________________________________________________________
                                                     (Authorized Signature)

               _________________________________________________________________________________________________________
                                                              (Title)

               _________________________________________________________________________________________________________
                                                        (Name and Firm)

               Dated: ______________________________________________________________, 1994


                            SPECIAL ISSUANCE INSTRUCTIONS
                             (See Instructions 3 and 4)

                   To be completed ONLY if certificates for Series A
               Notes not exchanged and/or Series B Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Series A Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry
               Transfer Facility other than the account indicated above.

               Issue:  Series B Notes and/or Series A Notes to:

               Name(s):_____________________________________________
                                (Please type or print)

                       _____________________________________________
                                (Please type or print)

               Address:_____________________________________________

               _____________________________________________________
                                                   (Zip Code)

                        (Complete Substitute Form W-9)

               ___ Credit unexchanged Series A Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


               _____________________________________________________
                          (Book-Entry Transfer Facility
                           Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 3 and 4)

                   To be completed ONLY if certificates for Series A Notes
            not exchanged and/or Series B Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Series A Notes" on this Letter above.

            Mail:  Series B Notes and/or Series A Notes to:

            Names:________________________________________________________
                      (Please type or print)

            ______________________________________________________________
            (Please type or print)


            Address: _____________________________________________________


            ______________________________________________________________
                                                         (Zip Code)


          IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR SERIES A NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIV-
          ERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                     INSTRUCTIONS

            Forming Part of the Terms and Conditions of the Exchange Offer for the
             9 % Series B Senior Subordinated Notes Due 2004 in Exchange
                                       for the
               9 % Series A Senior Subordinated Notes Due 2004 of Great
                           American Communications Company


          1.   Delivery  of  this  Letter  and  Notes; Guaranteed  Delivery
          Procedures.

               This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Series A Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration
          Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

               Noteholders whose certificates for Series A Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the proce-dure for book-entry transfer on a timely basis, may tender their Series A Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Series A Notes and the amount of Series A Notes ten-dered, stating that the tender is being made thereby and guaran-teeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Series A Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institu-tion with the Exchange Agent, and (iii) the certificates for all physically tendered Series A Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

               The method of delivery of this Letter, the Series A Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Series A Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., Eastern Time, on the Expiration Date.

               See "The Exchange Offer" section of the Prospectus.

          2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

               a. Partial tenders will be accepted only in integral multiples of $1,000.

               b. If less than all of the Series A Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Series A Notes to be tendered in the box above entitled "Description of Series A Notes - Principal Amount Tendered."

               c. The entire principal amount of Series A Notes tendered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

               d. A reissued certificate representing the balance of nontendered Series A Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

               If this Letter is signed by the registered holder of the Series A Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

               If any tendered Series A Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

               If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

               When this Letter is signed by the registered holder or holders of the Series A Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Series B Notes are to be issued, or any untendered Series A Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

               If this Letter is signed by a person other than the regis-tered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropri-ate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

               If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

               Endorsements on certificates for Series A Notes or signa-tures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

               Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Series A Notes are tendered:
          (i) by a registered holder of Series A Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Series A Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

               4.   Special Issuance and Delivery Instructions.

                    Tendering holders of Series A Notes should indicate in the applicable box the name and address to which new Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Series A Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employ-er identification or social security number of the person named must also be indicated. Noteholders tendering Series A Notes by book-entry transfer may request that Series A Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Series A Notes not exchanged will be returned to the name or address of the person signing this Letter.

               5.   Tax Identification Number.

                    Federal income tax law generally requires that a tendering holder whose Series A Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individ-ual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemp-tion, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Series B Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

                    Exempt holders of Series A Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identi-fication Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

                    To prevent backup withholding, each tendering holder of Series A Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Series A Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status.

          These forms may be obtained from the Exchange Agent. If the Series A Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guide-lines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guide-lines for instructions on applying for a TIN, check the box in
          Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within sixty
          (60) days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

               6.   Transfer Taxes.

                    The  Company  will  pay  all transfer  taxes,  if  any,
          applicable to the transfer of Series A Notes to it or its order pursuant to the Exchange Offer. If however, Series B Notes and/or substitute Series A Notes not exchanged are to be deliv-ered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Series A Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evi-dence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series A Notes specified in this Letter.

               7.   Waiver of Conditions.

                    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospec-tus.

               8.   No Conditional Tenders.

                    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Series A Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Series A Notes for exchange.

                    Neither the Company, the Exchange Agent nor any other is obligated to give notice of any defect or irregularity with respect to any tender of Series A Notes nor shall any of them incur any liability for failure to give any such notice.

               9.   Mutilated, Lost, Stolen or Destroyed Series A Notes.

                    Any holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

               10.  Requests for Assistance or Additional Copies.

                    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.


                       TO BE COMPLETED BY ALL TENDERING HOLDERS
                                 (See Instruction 5)

                 PAYOR'S NAME:  GREAT AMERICAN COMMUNICATIONS COMPANY

             SUBSTITUTE           Part 1 - PLEASE PROVIDE YOUR   TIN: ________________________
                                  TIN  IN THE BOX AT RIGHT AND
             FORM W-9             DATING BELOW                        Social Security Number or
                                                                      Employer  Identification
                                                                      Number
             Department of the
               Treasury
             Internal Revenue      Part 2 - TIN Applied For
               Service


             Payor's Request       CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
             for Taxpayer
             Identification       (1)  the number shown on this form is my correct Taxpayer Identification Number
             Number                    (or I am  waiting for a  number to be issued to me).

             ("TIN")  and         (2)  I am not  subject to  backup withholding  either because:  (a) I am exempt
             Certification             from backup withholding, or (b)  I have not been notified by the Internal
                                       Revenue Service (the  "IRS") that I am  subject to backup withholding as a result of a failure to  report all interest or  dividends, or (c) the IRS has notified me that I  am no longer subject  to backup withholding, and

                                  (3)  any  other information provided  on this form  is true and correct.

                                       SIGNATURE _____________________________________   DATE ___________________

               You  must cross out item (2) of  the above certification if you have been notified by the IRS that you are subject tobackup withholding because of underreporting  of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                           IN PART 2 OF SUBSTITUTE FORM W-9


                               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

               I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
               (a) I have mailed or delivered an application to receive a taxpayeridentification number to the appropriate Internal
               Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


               ___________________________________________________________________     ________________________________
                                             Signature                                                Date


